                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 11, 2002

                            Bergamo Acquisition Corp.
             (Exact name of the Company as specified in its charter)

          Delaware                     0--29517                  33-0889193
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                        13101 Washington Blvd., Suite 122
                          Los Angeles, California 90066
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                 (310) 566-7330

                2600 Michelson Drive, Suite 490, Irvine, CA 92612 (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

    Attached are audited financial statements of Clothing Source of California, Inc. for the year ended December 31, 2001, and unaudited financial statements of Clothing Source of California, Inc., for the period of six months ended June 30, 2002.

(b) Exhibits
    23.  Consent of Henry Schiffer, CPA

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bergamo Acquisition Corp.

                                  By: /s/ Hillard Herzog
                                      -----------------------------
                                          Hillard Herzog, President

                                  By: /s/ Sohail Parekh
                                      ------------------------------------------
                                          Sohail Parekh, Chief Financial Officer

Date:   September 9, 2002

                              HENRY SCHIFFER, C.P.A
                           AN ACCOUNTANCY CORPORATION
                          315 BEVERLY DRIVE, SUITE 211
                         BEVERLY HILLS, CALIFORNIA 90212
                       PHONE 310.286.6830 FAX 310.286.6840



                        REPORT OF INDEPENDENT ACCOUNTANT


To the Board of Directors and Stockholders of CLOTHING SOURCE OF CALIFORNIA, INC.

I have audited the accompanying balance sheets of Clothing Source of California, Inc. at December 31, 2001, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clothing Source of California, Inc. at December 31, 2001 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ Henry Schiffer, CPA
AN ACCOUNTANCY CORPORATION
Beverly Hills, California
August 8, 2002

                         CLOTHING SOURCE OF CALIF., INC.
                                 BALANCE SHEET
                               December 31, 2001


                                                                    Dec 31, 2001
                                                                    ------------
                                     ASSETS
Current Assets
          Checking/Savings                                           $   (7,756)
          Due From Factor                                               242,677
                                                                     -----------
Total Current Assets                                                    234,921

Fixed Assets
      Machinery & Equipment-Gross                                        73,843
          not in use-no depreciation                                -----------

Total Fixed Assets                                                       73,843

Other Assets
      Organization Costs net                                             11,200
          of amortization of $2800
      Security Deposit                                                    1,250
                                                                     -----------
Total Other Assets                                                       12,450
                                                                     -----------
              TOTAL ASSETS                                           $  321,214
                                                                     ===========

                       LIABILITIES & STOCKHOLDER'S EQUITY

      Current Liabilities
              Accrued Expenses                                       $      600
                                                                     -----------
      Total Current Liabilities                                             600
                                                                     -----------
Total Liabilities                                                           600

Stockholders Equity
      Common Stock, no par value                                        254,453
      10,000,000 shares authorized
      and issued at 12/31/01
      Net Income accumulated                                             66,162
                                                                     -----------
              Total Stockholder's Equity                                320,614
                                                                     -----------
              TOTAL LIABILITIES & STOCKHOLDER'S EQUITY               $  321,214
                                                                     ===========

                         CLOTHING SOURCE OF CALIF., INC.
                       STATEMENT OF INCOME AND OPERATIONS
                             As of December 31, 2001


                                                                   Jan - Dec 01
                                                                   -------------

Revenues                                                           $    836,134
                                                                   -------------

Cost and expenses:
      Cost of revenues                                                  515,754
      Selling, general and administration                               251,418
      Depreciation and amortization expenses                              2,800
                                                                   -------------

                                                                   -------------
Total costs and expenses                                           $    769,972
                                                                   -------------


Income or (Loss) from operations                                   $     66,161
                                                                   =============

                                          CLOTHING SOURCE OF CALIF., INC.
                                   STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                      For The Period Ended December 31, 2001

                                           NO. OF COMMON         STOCK            ACCUMULATED            TOTAL
                                           STOCK SHARES          AMOUNT         INCOME (DEFICIT)
                                           -----------------------------------------------------------------------

Beginning Balance for corporation              30,000          $   30,000          $       --          $   30,000
INCEPTION JULY 11, 2000                            --                  --                  --          $       --



AMENDMENT TO ISSUE MORE STOCK               9,970,000             224,453          $       --          $  224,453
 WAS MADE DEC. 1, 2001                             --                  --                  --          $       --



NET INCOME FROM BOOKS                              --                  --          $   66,162          $  320,615
(rounding)                                         --                  --                  --          $       (1)



BALANCE AT DECEMBER 31, 2001               10,000,000          $  254,453          $   66,162          $  320,614
                                           ===========         ===========         ===========         ===========

                         CLOTHING SOURCE OF CALIF., INC.
                             STATEMENT OF CASH FLOWS
                          January through December 2001


                                                                    Jan - Dec 01
                                                                    ------------
             CASH FLOW FROM OPERATING ACTIVITIES
                  Net Income(Loss)                                       66,162
                  Adjustments to reconcile Net Income
                  to net cash provided by operations:
                        Due From Factor                                (242,677)
                        Accrued Expenses                                    600
                                                                    ------------
             Net cash provided by Operating Activities              $  (175,915)

             CASH FLOWS FROM INVESTING ACTIVITIES
                  Machinery & Equipment                                 (73,843)
                  Organization Costs                                    (14,000)
                  Organization Costs: Accum Amortization                  2,800
                  Security Deposit                                       (1,250)
                                                                    ------------
             Net cash provided by Investing Activities                  (86,293)

             CASH FLOWS FROM FINANCING ACTIVITIES
                  Common Stock                                          254,453
                                                                    ------------
             Net cash provided by Financing Activities                  254,453
                                                                    ------------
       Net cash increase for period                                      (7,755)
                                                                    ------------

                                                                    ------------
Cash at end of period                                               $    (7,755)
                                                                    ============

                         CLOTHING SOURCE OF CALIF., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

     (a)  General
          -------

Clothing Source of California, Inc. (the "Company") was organized as a California corporation on July 11, 2000, in order to distribute, sell and potentially manufacture children's and junior T-Shirts, and lingerie. No business operations started until January 2001.

The Company's business plan is to attempt to build a domestic manufacturing business based on the President's 30 year good reputation in the clothing industry and recent contacts. The Company has currently been importing goods made for them in Japan, Korea, Hong Kong, China, Cambodia, Malaysia, Pakistan, Dubai, Kenya, Tanzania and the United States.


     (b)  Basis of Presentation
          ---------------------

The accompanying audited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for financial information.

Accordingly, they do include all of the information and notes required by accounting principles generally accepted in the United States for complete financial statements. The accompanying financial statements reflect all adjustments which are, in the opinion of management, considered necessary for a fair presentation of the results for the period presented.

     (c)  Per Share Information
          ---------------------

Per share information is determined using the weighted average number of shares outstanding.

     (d)  Furniture and Equipment
          -----------------------

Furniture and equipment will be carried at cost, no depreciation was taken on the production machinery and equipment needed to manufacture locally for 2001 as it was in storage and not in use. The Company will use, when the machinery is functioning, straight-line methods over estimated useful lives of the assets ranging from five to seven years.

     (e)  Revenue and Expense Recognition
          -------------------------------

As of December 31, 2001, the Company had all of their sales factored to Transfac, all receivables are thru the factor. The Company intends to recognize revenues from sales as soon as it shipped and the invoice sent to the factor.

     (f)  Concentrations
          --------------

Financial instruments that potentially subject the company to concentrations of credit risk consist of large sales to computerized discount chains, consolidated stores and specialty retailers. At December 31, 2001 the Company had two trade receivables.(These receivable were paid off by March 31, 2002.)

     (g)  Cash Equivalents
          ----------------

The Company has no short-term investments in securities that mature in 90 days or less. Also, the there no long term liabilities.

     (h)  Allowance for Doubtful Accounts
          -------------------------------

Based on collection experience of the Company, no allowance for doubtful accounts has been provided. Historically the Company has never had any material amounts of uncollectible accounts. All of the receivables posted at December 31, 2001 were paid off by March 31, 2002.

     (i)  Use of Estimates in the Preparation of Financial Statements
          -----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (j)  Geographic Area of Operations
          -----------------------------

The Company operates its business principally in California. The potential for severe financial impact can result from negative effects of economic conditions within the markets or geographic areas. Since the Company's business is principally in one area, this concentration of operations results in an associated risk and uncertainty.

Note 2 -  Basis of Presentation - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company continues to operate selling, importing, and distributing using its various licenses and trade name labels in a profitable manner as it did throughout 2001.


Note 3 - Common Stock

The Articles of Incorporation authorize a maximum of 30,000 shares of no par value common stock. An amendment was made to issue 9,970,000 by December 31, 2001, All shares of common stock were issued at the end of 2001.


Note 4 - Notes Payable

There are no notes or loans that helped finance this last year of operations.


Note 5 - Leases

Effective October 1, 2001 the Company entered into a lease agreement for office facilities in Los Angeles, CA. The Company is currently using this office facility. The lease is month-to-month at $1245 a month. No other lease commitments have been made.


Note 8 -  Company Officers

HILLARD HERZOG is President and CEO:
He has a broad depth of over 30 years experience including the leadership of several New York Stock Exchange clothing firms serving the needs of top-level retailers throughout the industry. In addition, he has acted to build from scratch, several major vertically integrated firms similar to the proposed expansion of this Company, utilizing the Jayre of California Brand which he solely owns. His unique place in the clothing industry, qualifies him to lead this company to great success in setting up a clothing manufacturing firm serving the top level retailers throughout both the domestic and international markets.


SOHAIL PAREKH is Vice President, Secretary, Treasurer:
He is a third generation clothing executive from Pakistan with over 15 years experience. He worked in all aspects of Corona International in Pakistan which manufactured high quality fabrics sold to International and domestic clientele. He has worked with Hillard Herzog since 1996 helping him to expand and has been responsible for planning, implementing and supervising the overall activities of the Company and re-establishing the Jayre of California Brand. He is a legal resident alien with an approved labor certification pending adjustment of status application I140, Part I is already approved and Parts II and III have been submitted.

Note 9 - Agreement

On July 11, 2002, Bergamo Acquisition Corp., a public company, through a merger with an acquisition subsidiary, acquired the Company. Under the terms of the Agreement and plan of merger, Bergamo issued 2,000,000 shares of common stock to the shareholders of Clothing Source of Calif., Inc., so that after the merger the former shareholders of Clothing Source hold 80% of the outstanding shares of the combined entity. Prior to the transaction there was no material relationships between Bergamo and Clothing Source. The purpose of this Agreement was so that Clothing Source of Calif., inc. could enter the public market in order to raise the capital to establish a domestic production facility to house the entire process, including design, manufacture, and distribution in a single location, development of such a facility requires significant financing. In the interim, the Company intends to continue to sell, import, distribute, and manufacture under its various licenses and trade name labels in a profitable manner, while waiting for its development of the domestic facility.

                         CLOTHING SOURCE OF CALIF. INC.
                                 Balance Sheet
                                   Unuadited
                                 JUNE 30, 2002

                                                                   June 30, 2002
                                                                   -------------
                  ASSETS
Current Assets
        Checking/Savings                                                $  2,212
        Inventory                                                        147,844
        Due From Factor                                                  115,534
                                                                        --------
Total Current Assets                                                     265,590
Fixed Assets
    Machinery & Equipment-Gross
        not in use-no depreciation                                        73,843
                                                                        --------
Total Fixed Assets                                                        73,843
Other Assets
    Organization Costs net                                                 9,800
        of amortization of $2800
    Security Deposit                                                       1,250
                                                                        --------
Total Other Assets                                                        11,050
                                                                        --------
            TOTAL ASSETS                                                $350,483
                                                                        ========

            LIABILITIES & STOCKHOLDER'S EQUITY

    Current Liabilities
            Accrued Expenses                                            $  7,431
                                                                        --------
    Total Current Liabilities                                              7,431
                                                                        --------
Total Liabilities                                                          7,431
Stockholders Equity
    Paid in Capital                                                       57,067
    Common Stock, no par value                                           254,453
    10,000,000 shares authorized
    and issued at 12/31/01
    Net Income accumulated                                                31,532
                                                                        --------
            Total Stockholder's Equity                                   343,052
                                                                        --------
            TOTAL LIABILITIES & STOCKHOLDER'S EQUITY                    $350,483
                                                                        ========

                         CLOTHING SOURCE OF CALIF. INC.
                       Statement of Income and Operations
                                    Unaudited
                                  June 30, 2002



                                                        FOR THE SIX MONTHS ENDED
                                                              Jan - Jun 2002
                                                            ------------------

Revenues                                                               $      0
                                                                       ---------


Cost and expenses:
    Cost of revenues                                                          0
    Selling,general and administration                                   33,229
    Depreciation and amortization expenses                                1,400
                                                                       ---------

                                                                       ---------
Total costs and expenses                                               $ 34,629
                                                                       ---------



Income or (Loss) from operations                                       $(34,629)
                                                                       =========

                         CLOTHING SOURCE OF CALIF. INC.
                            Statement of Cash Flows
                           January through June 2002




                                                                    Jan-Jun 2002
                                                                    ------------
          CASH FLOW FROM OPERATING ACTIVITIES
              Net Income(Loss)                                          (34,629)
              Adjustments to reconcile Net Income to
              net cash provided by operations:
                  Due From Factor                                       127,143
                  Inventories                                          (147,844)
                  Accrued Expenses                                        6,831
                                                                      ----------
          Net cash provided by Operating Activities                   $ (48,499)

          CASH FLOWS FROM INVESTING ACTIVITIES
              Organization Costs:Accum Amortization                       1,400
                                                                      ----------
          Net cash provided by Investing Activities                       1,400

          CASH FLOWS FROM FINANCING ACTIVITIES
                                                                      ----------
          Paid in Capital                                                57,068
                                                                      ----------
      Net cash increase for period                                        9,969
                                                                      ----------

                                                                      ----------
Cash at beginning of period                                              (7,757)
                                                                      ----------
Cash at end of period                                                 $   2,212
                                                                      ==========